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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                          SOUTHERN ENERGY HOMES, INC.
             (Exact name of registrant as specified in its Charter)

         Delaware                   0-21204                     63-1083246
(State of Incorporation)     (Commission File Number)    (IRS Employer I.D. No.)

                        144 Corporate Way, P. O. Box 390
                             Addison, Alabama 35540
                    (Address of principal executive offices)

                                 (256) 747-8589
                        (Registrant's telephone number)

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ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 23, 2003 Southern Energy Homes, Inc. issued a press release announcing its preliminary financial results for the quarter ended October 3, 2003. A copy of the press release is attached hereto and incorporated herein as
Exhibit 99.1.

         This information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: October 23, 2003                       By:   /s/ KEITH O. HOLDBROOKS
                                                 --------------------------
                                                 Keith O. Holdbrooks
                                                 Chief Executive Officer

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                                    Exhibits

Exhibit           Description
-------           -----------

99.1              Press Release dated October 23, 2003